UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/06/2008

The Gap, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-7562

Delaware	94-1697231
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2 Folsom Street
San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(650) 952-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2008, The Gap, Inc. (the "Company") entered into an agreement with Sabrina Simmons, the Company's Executive Vice President and Chief Financial Officer, regarding her employment with the Company. A copy of this agreement is attached hereto as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits

10.1   Agreement with Sabrina Simmons dated February 4, 2008, and confirmed on February 6, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Gap, Inc.

Date: February 12, 2008	By:	/s/ Glenn Murphy
Glenn Murphy
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Agreement with Sabrina Simmons dated February 4, 2008, and confirmed on February 6, 2008